                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 24, 2008


                          COOPERATIVE BANKSHARES, INC.
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

    NORTH CAROLINA                    0-24626                 56-1886527
    --------------                    -------                 ----------
   (State or other                   (Commission             (IRS Employer
   jurisdiction of                   File Number)          Identification No.)
    incorporation)

               201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401
          -------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (910) 343-0181
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
              ---------------------------------------------

         On July 24, 2008, Cooperative Bankshares, Inc. issued a press release announcing its unaudited financial results for the three and six months ended June 30, 2008. A copy of the press release is attached to this Report as Exhibit
99.1 and is furnished herewith. Also attached to this Report as Exhibit 99.2, and furnished herewith, is additional financial information for the period.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

         (d)  Exhibits

              Number         Description
              ------         -----------

              99.1           Press Release dated July 24, 2008

              99.2           Additional Financial Information

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COOPERATIVE BANKSHARES, INC.



                                   /s/ Todd L. Sammons
                                   ---------------------------------------
                                   Todd L. Sammons
                                   Chief Financial Officer


Date: July 24, 2008